                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                        DOCUMENT   EXPLANATION
               REQUIRED DOCUMENTS                       FORM NO.        ATTACHED    ATTACHED
               ------------------                      ---------        --------   -----------
Debtor Affirmations                                     MOR - 1            Yes
Schedule of Cash Receipts and Disbursements             MOR - 2            Yes
Bank Account Reconciliations                            MOR - 2            Yes
Statement of Operations                                 MOR - 3            Yes
Balance Sheet                                           MOR - 4            Yes
Status of Postpetition Taxes                            MOR - 5            Yes
Summary of Unpaid Postpetition Debts                    MOR - 5            Yes
Listing of aged accounts payable                        MOR - 5            N/A
Schedule of Insurance - Listing of Policies             MOR - 6            Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES, INC.
-----------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                     1/6/2004
-----------------------------------------------                      -----------
Signature of Authorized Individual                                   Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                        Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
----------------------------------                                                 ----             -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X

Additional Explanation (if necessary):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES, INC.
-------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                     1/6/2004
--------------------------------------------------                 -------------
Signature of Authorized Individual                                 Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                  Page 2 of 12                       Form MOR -1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                    CUMULATIVE FILING TO
                                                           BANK ACCOUNTS            CURRENT MONTH           DATE
                                                OPERATING                               ACTUAL             ACTUAL
------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                       $ -                 $ -  $ -  $ -  $ 40,168,168.72  $       4,655,262.26

RECEIPTS                                        SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                -                   -    -    -          252,001           583,623,074
INTEREST INCOME                                   -                   -    -    -           23,190               291,443
ACCOUNTS RECEIVABLE - CREDIT & COLL.              -                   -    -    -                -             1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                     -                   -    -    -                -            87,262,187
RETAIL STORE DEPOSITS                             -                   -    -    -                -            42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS    -                   -    -    -                -           149,281,644
REVOLVER BORROWINGS - FLEET                       -                   -    -    -                -           163,221,961
RETURN ITEMS REDEPOSITED                          -                   -    -    -                -                32,954
MISCELLANEOUS                                     -                   -    -    -          363,656             7,887,663
BANKCARD CASH RECEIPTS                            -                   -    -    -                -           103,709,267
EMPLOYEE BENEFIT PLANS                            -                   -    -    -                -               287,173
CORPORTE INCOME TAX REFUND                        -                   -    -    -                -             3,089,801
   TOTAL RECEIPTS                               $ -                 $ -  $ -  $ -  $       638,847  $      1,142,248,755

DISBURSEMENTS                                   SEE ATTACHED SCHEDULE A

INTERNAL TRANSFERS                                -                   -    -    -          239,401           586,324,190
ELECTRONIC PAYROLL TAXES PAYMENTS                 -                   -    -    -           28,597            16,256,974
PAYROLL                                           -                   -    -    -           33,692            46,494,987
PAYMENTS/TRANSFERS TO LIQUIDATORS                 -                   -    -    -                -            36,818,422
VENDOR PAYMENTS                                   -                   -    -    -        7,405,982           139,028,136
ELECTRONIC SALES TAX PAYMENTS                     -                   -    -    -                -            14,640,476
REVOLVER FEES AND INTEREST - FLEET                -                   -    -    -                -             5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE              -                   -    -    -                -           257,525,534
CUSTOMER REFUNDS                                  -                   -    -    -                -             2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                    -                   -    -    -        1,750,000             9,862,333
CORPORATE INCOME TAX PAYMENTS                     -                   -    -    -                -                77,050
BANK FEES                                         -                   -    -    -              561               396,993
RETURN ITEMS                                      -                   -    -    -                -               530,806
MISCELLANEOUS                                     -                   -    -    -                -                84,046
                                                  -                   -    -    -                -                     -
   TOTAL DISBURSEMENTS                          $ -                 $ -  $ -  $ -        9,458,233         1,115,555,235

NET CASH FLOW                                   $ -                 $ -  $ -  $ -  $    (8,819,387) $         26,693,520

CASH - END OF MONTH                             $ -                 $ -  $ -  $ -  $    31,348,782  $         31,348,782

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------------
Total Disbursements                                                                     $ 9,458,233
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                   $   239,401
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                 $         -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                         $ 9,218,832

                                  Page 3 of 12                      Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                      COMERICA BANK                           FLEET     CURRENT
                                                 --------------------------------------------------------  ----------
                                                   PAYROLL      FLEX       VEBA     CONCENTR.   FUNDING     CUSTOMER     MONTH
                                                 1851132363  1840425811 1840427643 1149003715  1850803196  9419400055    TOTAL
                                                 ----------  --------------------------------  ----------  ----------   -------
Cash - Beg                                       $   15,672  $    5,527 $   12,265 $   54,769 $40,079,936        $ -  $ 40,168,169

Receipts
Internal Transfers                                   28,805           -          -    210,596      12,600          -       252,001
Interest Income                                           -           -          -          -      23,190          -        23,190
Accounts Receivable - Credit/Collections                  -           -          -          -           -          -             -
Accounts Receivable - Lockbox                             -           -          -          -           -          -             -
Retail Cash/Check Sales & J-Card Store Payments           -           -          -          -           -          -             -
Asset Dispositions & Payments from Liquidators            -           -          -          -           -          -             -
Revolver Borrowings - Fleet                               -           -          -          -           -          -             -
Return Items Redeposited                                  -           -          -          -           -          -             -
Misc Deposits/Credits                                     -           -          -          -     363,656          -       363,656
Bankcard Receipts                                         -           -          -          -           -          -             -
Employee Benefit Plans - Payments from Providers          -           -          -          -           -          -             -
Corporate Income Tax Refund                               -           -          -          -           -          -             -
Total Receipts                                   $   28,805  $        - $        - $  210,596 $   399,446        $ -     $ 638,847

Disbursements
Internal Transfers                                        -           -          -          -     239,401          -       239,401
Electronic Payroll Tax / Withholding Payments             -           -          -     25,149       3,448          -        28,597
Payroll                                              33,692           -          -          -           -          -        33,692
Payments/Transfers to Liquidators                         -           -          -          -           -          -             -
Vendor Payments                                           -           -          -     99,107   7,306,875          -     7,405,982
Electronic Sales Tax Payments                             -           -          -          -           -          -             -
Revolver Fees and Interest - Fleet                        -           -          -          -           -          -             -
Receipts applied to Revolver Balance - Fleet              -           -          -          -           -          -             -
Customer Refunds                                          -           -          -          -           -          -             -
Employee Benefit Plan Payments                            -           -          -          -   1,750,000          -     1,750,000
Corporate Income Tax Payments                             -           -          -          -           -          -             -
Bank Fees                                                 -           -          -        561           -          -           561
Return Items                                              -           -          -          -           -          -             -
Miscellaneous                                             -           -          -          -           -          -             -

Total Disbursements                              $   33,692  $        - $        - $  124,817 $ 9,299,724        $ -  $  9,458,233

Net Cash Flow                                    $   (4,887) $        - $        - $   85,779 $(8,900,278)       $ -  $ (8,819,387)

Cash End of Month                                $   10,785  $    5,527 $   12,265 $  140,548 $31,179,657        $ -  $ 31,348,782

                                  Page 4 of 12                      Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                               BANK RECONCILIATION

JACOBSON STORES, INC.

                                       BANK ACCOUNTS
                                       -------------
BALANCE PER BOOKS          $ -                 $ -     $ -    $ -

Bank Balance               SEE ATTACHED SCHEDULE B       -      -
Plus: Deposits In Transit    -                   -       -      -
Less: Outstanding Checks     -                   -       -      -
Other                        -                   -       -      -
ADJUSTED BANK BALANCE      $ -                 $ -     $ -    $ -

OTHER
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                  Page 5 of 12           Form MOR - 2(continued)

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                       COMERICA BANK                            FLEET
                                                -----------------------------------------------------------  ----------
                                                  PAYROLL      FLEX        VEBA     CONCENTR.     FUNDING     CUSTOMER
                                                1851132363  1840425811  1840427643  1149003715   1850803196  9419400055    TOTAL
                                                ----------  ----------  ----------  ----------   ----------  ----------    -----
Balance Per Books                               $      793  $      300  $   (1,187) $   19,419  $ 31,179,657            $31,198,983

Bank Balance                                        10,785       5,527      12,265     140,548    31,179,657          -  31,348,782
Plus: Deposits in Transit - Booked Not Banked            -           -           -           -             -          -           -
Less: Outstanding Checks/Wire Transfers             (9,992)     (5,227)    (13,467)   (121,129)            -          -    (149,814)
Less: Outstanding Internal Transfers                     -           -           -           -             -          -           -
Less: Deposits in Transit - Banked not Booked            -           -           -           -             -          -           -
Misposted Entries                                        -           -           -           -             -          -           -
Checks issued not on Books                               -           -           -           -             -          -           -
Interest Income not on Books                             -           -           -           -             -          -           -
Return of Direct Deposit Funds not on Books              -           -           -           -             -          -           -
Checks Cleared not O/S on Books                          -           -           -           -             -          -           -
Overdraft Charges not on Books                           -           -           -           -             -          -           -
Returned Items                                           -           -           -           -             -          -           -
Interest Expense not on Books                            -           -           -           -             -          -           -
Bank Fees/Debits not on Books                            -           -           -           -             -          -           -
Misc Deposit/Credit not on Books                         -           -           -           -             -          -           -
Bankcard Fees not on Books                               -           -           -           -             -          -           -
Bankcard Debits on Books not Bank                        -           -           -           -             -          -           -
Misc variance                                            -           -          15           -             -          -          15
                                                                                                                                  -
Adjusted Bank Balance                           $      793  $      300  $   (1,187) $   19,419  $ 31,179,657 $        - $31,198,983

                                  Page 6 of 12                      Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                        Period              Month              Fiscal            Cumulative
                                                         Ended              Ended             Year 2003        Filing to date
                                                       02/01/03            11/30/03            to date             Totals
                                                       --------            --------           ---------        --------------
Net Sales                                              $  155,128          $      -           $       -          $    155,128

Cost of Goods Sold                                       (110,796)                -                   -              (110,796)
                                                       ----------          --------           ---------          ------------

Gross Profit                                               44,332                 -                   -                44,332

Operating Expenses                                        (68,723)              (54)             (1,021)              (69,744)
                                                       ----------          --------           ---------          ------------

Operating Income / (Loss)                                 (24,391)              (54)             (1,021)              (25,412)

Interest Income / (Expense), net                           (2,221)               23                 177                (2,044)

Other Income / (Expense)                                  (60,416)           (1,398)             (2,801)              (63,217)
                                                       ----------          --------           ---------          ------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes     (87,028)           (1,429)             (3,645)              (90,673)

Reorganization / Liquidation Expenses                     (14,662)             (305)             (2,397)              (17,059)

Income Taxes - Benefit / (Expense)                            521                 -                 238                   759
                                                       ----------          --------           ---------          ------------
Net Income / (Loss)                                    $ (101,169)         $ (1,734)          $  (5,804)         $   (106,973)
                                                       ==========          ========           =========          ============

**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                  Page 7 of 12                      Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                                        ASSETS
                                        ------
CURRENT ASSETS:

CASH AND CASH EQUIVALENTS                                                                   $ 31,199
ACCOUNTS RECEIVABLE, NET                                                                           0
DUE FROM VENDORS, NET                                                                            314
INTERCOMPANY RECEIVABLE                                                                            0
INVENTORIES                                                                                        0
DEFERRED FINANCING                                                                                 0
PREPAID INSURANCE                                                                                  0
LANDLORD DEPOSITS                                                                                213
REFUNDABLE TAXES                                                                                   0
OTHER PREPAIDS                                                                                     0
                                                                                            --------
                                                                SUBTOTAL                      31,726
TOTAL PROPERTY, PLANT & EQUIPMENT                                                                  0
LESS: ACCUMULATED DEPRECIATION                                                                     0
                                                                                            --------

                                        PROPERTY, PLANT & EQUIPMENT, NET                           -

OTHER ASSETS:

LIFE INSURANCE - CSV                                                                               0
EQUITY IN SUBS                                                                                 2,100
PREPAID PENSION                                                                                    0
PROFESSIONAL RETAINERS                                                                           364
COLLATERALIZED LETTERS OF CREDIT                                                                 512
OTHER                                                                                             11
                                                                                            --------
                                                                SUBTOTAL                       2,987
                                                                                            --------
TOTAL ASSETS                                                                                $ 34,713
                                                                                            ========

                                  Page 8 of 12                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

            LIABILITIES & STOCKHOLDERS' EQUITY
            ----------------------------------
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                                    $      -
ACCRUED PAYROLL                                                                            0
ACCRUED PAYROLL TAXES                                                                      0
ACCRUED PROPERTY TAXES                                                                     0
ACCRUED STATE INCOME TAXES                                                                 0
ACCRUED PROFESSIONAL FEES                                                                700
ACCRUED RENT/LEASE                                                                       177
ACCRUED INTEREST                                                                           0
RESTRUCTURING / STORE CLOSING RESERVE                                                    855
ACCRUED VACATION                                                                          86
ACCRUED MEDICAL / HOSPITAL                                                               913
ACCRUED CUSTOMER GIFT CARD BALANCES                                                    1,860
ACCRUED WORKERS COMPENSATION                                                             509
ACCRUED OTHER                                                                            401
                                                                                    --------
                                                       SUBTOTAL                        5,501
OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                                              66,924
OTHER LIABILITIES                                                                          0
                                                                                    --------
                                                       SUBTOTAL                       66,924
                                                                                    --------
TOTAL CURRENT LIABILITIES - POST-PETITION                                             72,425

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                        29,925
ACCOUNTS PAYABLE - EXPENSE                                                            10,399
ACCOUNTS PAYABLE - PROPERTY TAXES                                                        544
ACCOUNTS PAYABLE - OTHER                                                                 500
                                                                                    --------
                                                       SUBTOTAL                       41,368
LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                                 10,820
ACCRUED PROPERTY TAXES                                                                 2,359
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                       0
ACCRUED WORKERS COMPENSATION                                                           2,230
OFFICER'S DEFERRED COMPENSATION                                                          415
ACCRUED VACATION                                                                          62
ACCRUED INTEREST                                                                         964
DEBENTURES                                                                            24,376
MORTGAGES                                                                                  0
OTHER LIABILITIES                                                                          0
                                                                                    --------
                                                       SUBTOTAL                       41,226
                                                                                    --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                               82,594
                                                                                    --------
TOTAL LIABILITIES                                                                    155,019

STOCKHOLDERS' EQUITY:
COMMON STOCK                                                                           5,975
PAID IN SURPLUS                                                                        7,201
TREASURY STOCK                                                                          (399)
RETAINED EARNINGS, BEGINNING                                                        (127,279)
CURRENT PERIOD EARNINGS                                                               (5,804)
                                                                                    --------

                                                       SUBTOTAL                     (120,306)

                                                                                    --------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                            $ 34,713
                                                                                    ========

**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                  Page 9 of 12                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                          SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

                          BEGINNING TAX  AMOUNT WITHHELD OR
                            LIABILITY          ACCRUED       AMOUNT PAID  DATE PAID  CHECK NO. OR EFT  ENDING TAX LIABILITY
                          -------------  ------------------  -----------  ---------  ----------------  --------------------
FEDERAL
Withholding               $       7,466   $          14,208  $    21,673  SEE SUMMARY SCHEDULE C       $                  -
FICA - Employee                     621               1,117        1,738  SEE SUMMARY SCHEDULE C                          -
FICA - Employer                     621               1,117        1,738  SEE SUMMARY SCHEDULE C                          -
Unemployment                          -                   -            -  SEE SUMMARY SCHEDULE C                          -
Income                                -                   -            -                                                  -
Other:                                -                   -            -                                                  -
   TOTAL FEDERAL TAXES            8,707              16,441       25,149                                                  -
STATE AND LOCAL
Withholding                       1,177               2,271        3,448  SEE SUMMARY SCHEDULE C                          -
Sales & Use                           -                   -            -                                                  -
Unemployment                          -                   -            -  SEE SUMMARY SCHEDULE C                          -
Real Property                         -                   -            -                                                  -
Personal Property                     -                   -            -                                                  -
Income                                -                   -            -  SEE SUMMARY SCHEDULE C                          -
Other:                                -                   -            -                                                  -
   TOTAL STATE AND LOCAL          1,177               2,271        3,448                                                  -
TOTAL TAXES PAYABLE       $       9,884   $          18,713  $    28,597                               $                  -
REFUNDABLE TAXES          $           -                   -            -                               $                  -

                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                     NUMBER OF DAYS PAST DUE
                                                     -----------------------
                                         CURRENT     0 - 30    31 - 60    61 +  DISCOUNTS     TOTAL
                                         -------     ------    -------    ----  ---------     -----
Accounts Payable - Merchandise         $         -   $    -    $     -    $  -  $       -            -
Accounts Payable - Non-Merchandise               -        -          -       -          -            -
Accrued Payroll                                  -        -          -       -                       -
Accrued Taxes                                    -        -          -       -                       -
Accrued Professional Fees                  700,000        -          -       -                 700,000
Accrued Rent / Leases                      177,000        -          -       -                 177,000
Restructuring / Store Closing Reserve      855,000        -          -       -                 855,000
Accrued Vacation                            86,000        -          -       -                  86,000
Accrued Medical / Hospital                 913,000        -          -       -                 913,000
Accrued Customer Gift Card Balances      1,860,000        -          -       -               1,860,000
Accrued Workers Compensation               509,000        -          -       -                 509,000
Accrued Other                              401,000        -          -       -                 401,000
Other (excluding Interco. payable)               -        -          -       -                       -
TOTAL POSTPETITION DEBTS               $ 5,501,000   $    -    $     -    $  -  $       -  $ 5,501,000

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

                                  Page 10 of 12                     Form MOR - 5

TAXES - SCHEDULE C: LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS   AMOUNT      CHECK/EFT NO.      DATE     ADD'L COMMENTS
      941 Deposit                                                $  8,707        33985306      11/03/03
      941 Deposit                                                   7,734        35796799      11/17/03
      941 Deposit                                                   8,707        36987255      11/28/03
                                                                 --------
                                                                 $ 25,149
                                                                 --------
UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                         $      -
                                                                 --------
                                                                 $      -
                                                                 --------
STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                      $  1,177       3020283941     11/03/03
      Michigan - Employee State Withholding                         1,095       3170297065     11/17/03
      Michigan - Employee State Withholding                         1,177       3290301881     11/28/03
      Jackson, Michigan - Employee Local Withholding                  235        1027027       11/26/03
                                                                 --------
                                                                  $ 3,681
                                                                 --------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       Michigan                                                  $      -
                                                                 --------
                                                                 $      -
                                                                 --------
SALES & USE TAX - LISTING OF PAYMENTS

                                                                 $      -
                                                                 --------
                                                                 $      -
                                                                 --------
STATE INCOME TAXES

                                                                 $      -
                                                                 --------
                                                                 $      -
                                                                 --------
REAL ESTATE/ PERSONAL TAXES
                                                                 $      -
                                                                 --------
                                                                 $      -
                                                                 --------

                                  Page 11 of 12                     Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                         Reporting Period: November 1, 2003 to November 30, 2003

                                INSURANCE SUMMARY

                                                                  PREMIUMS
                                                  POLICY        PAID THROUGH
   POLICY TYPE         INSURER/POLICY NO.         PERIOD          EXP. DATE     DEDUCTIBLE                 LIMITS
------------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability   St. Paul Insurance Co.  08/01/03-07/31/04     Yes       $0                 $1,000,000 Each Occurrence
                     CK02102387                                                                 $1,000,000 Prod. Aggregate
                                                                                                $1,000,000 Aggregate

General Liability    St. Paul Insurance Co.  08/01/03-07/31/04     Yes       $0                 $1,000,000 Each Occurrence
                     CK02102387                                                                 $2,000,000. General Aggregate
                                                                                                $2,000,000 Products Aggregate
                                                                                                $1,000,000 Personal & Adv. injury

Automobile           St. Paul Insurance Co.  08/01/03-07/31/04     Yes       None               $1,000,000 Liability / UM-UIM
                     CK02102387                                              $100 Comprehensive Physical Damage
                                                                             $1,000 Collision   Physical Damage

Workers Comp. - MI   St. Paul Insurance Co.   5/4/03 - 5/4/04       No                          $1,000,000 Bodily Injury by Accident
                     WVA2102876                                                                 $1,000,000 Bodily Injury by Disease

Directors & Officers XL Insurance            06/01/03-05/31/04     Yes       $250,000           $1,000,000 each claim/aggregate
                     Binder issued:
                     policy # pending

                                 Page 12 of 12                      Form MOR - 6

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                           DOCUMENT    EXPLANATION
       REQUIRED DOCUMENTS                      FORM NO.    ATTACHED      ATTACHED
       ------------------                      --------    --------      --------
Debtor Affirmations                            MOR - 1        Yes
Schedule of Cash Receipts and Disbursements    MOR - 2        Yes
Bank Account Reconciliations                   MOR - 2        Yes
Statement of Operations                        MOR - 3        Yes
Balance Sheet                                  MOR - 4        Yes
Status of Postpetition Taxes                   MOR - 5        N/A
Summary of Unpaid Postpetition Debts           MOR - 5        N/A
Listing of aged accounts payable               MOR - 5        N/A
Schedule of Insurance - Listing of Policies    MOR - 6        N/A

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
-----------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                     1/6/2004
------------------------------------------------                        --------
Signature of Authorized Individual                                      Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                        Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                               DEBTOR AFFIRMATION

                    AS DEBTOR IN POSSESSION, I AFFIRM:                                 TRUE         FALSE
                    ----------------------------------                                 ----         -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                   X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                          X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                       X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
-----------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                    1/6/2004
-----------------------------------------------                -----------------
Signature of Authorized Individual                             Date

Paul W. Gilbert                                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                  Page 2 of 7                       Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY

                                                                               CURRENT      CUMULATIVE
                                                 COMERICA                       MONTH      FILING TO DATE
                                                1840421992                      ACTUAL        ACTUAL
                                                ----------                      ------        ------
CASH - BEGINNING OF MONTH                       $   12,600   $ -   $ -  $ -  $    12,600   $    104,726

RECEIPTS
INTERNAL TRANSFERS                                       -     -     -    -            -      1,167,760
INTEREST INCOME                                          -     -     -    -            -            253
ACCOUNTS RECEIVABLE - CREDIT & COLL.                     -     -     -    -            -              -
ACCOUNTS RECEIVABLE - LOCKBOX                            -     -     -    -            -              -
RETAIL STORE DEPOSITS                                    -     -     -    -            -              -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS           -     -     -    -            -         34,754
REVOLVER BORROWINGS - FLEET                              -     -     -    -            -              -
RETURN ITEMS REDEPOSITED                                 -     -     -    -            -              -
MISCELLANEOUS                                            -     -     -    -            -        306,413
BANKCARD CASH RECEIPTS                                   -     -     -    -            -              -
EMPLOYEE BENEFIT PLANS                                   -     -     -    -            -              -
   TOTAL RECEIPTS                               $        -   $ -   $ -  $ -  $         -   $  1,509,181

DISBURSEMENTS
INTERNAL TRANSFERS                                  12,600     -     -    -       12,600        691,918
ELECTRONIC PAYROLL TAXES PAYMENTS                        -     -     -    -            -              -
PAYROLL                                                  -     -     -    -            -              -
COMMERCIAL LOAN PAYMENTS                                 -     -     -    -            -        527,725
VENDOR PAYMENTS                                          -     -     -    -            -        106,856
ELECTRONIC SALES TAX PAYMENTS                            -     -     -    -            -              -
RECEIPTS APPLIED TO REVOLVER BALANCE                     -     -     -    -            -              -
CUSTOMER REFUNDS                                         -     -     -    -            -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                           -     -     -    -            -              -
BANK FEES                                                -     -     -    -            -            116
RETURN ITEMS                                             -     -     -    -            -          2,500
MISCELLANEOUS                                            -     -     -    -            -          3,050
CORPORATE INCOME TAXES                                   -     -     -    -            -        281,741
   TOTAL DISBURSEMENTS                          $   12,600   $ -   $ -  $ -       12,600      1,613,907

NET CASH FLOW                                   $  (12,600)  $ -   $ -  $ -  $   (12,600)  $   (104,726)

CASH - END OF MONTH                             $        -   $ -   $ -  $ -  $         -   $         (0)

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                        $     12,600
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                            12,600
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                               -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                            $          -

                                  Page 3 of 7                       Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                               BANK RECONCILIATION

JACOBSON STORES REALTY COMPANY

                                                   COMERICA
                                                  1840421992                       TOTAL
                                                  ----------                       -----
BALANCE PER BOOKS                                     $ -        $ -    $ -   $ -   $ -

Bank Balance                                            -          -      -     -     -
Plus: Deposits In Transit - Booked not Banked           -          -      -     -     -
Less: Outstanding Checks/Wire Transfers                 -          -      -     -     -
Other                                                   -          -      -     -     -
ADJUSTED BANK BALANCE                                 $ -        $ -    $ -   $ -   $ -

OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Page 4 of 7            Form MOR - 2(continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                              Period          Month           Fiscal         Cumulative
                                               Ended          Ended          Year 2003      Filing to date
                                             02/01/03        11/30/03         to date           Totals
                                             --------        --------         -------           ------
Rental Income                               $  3,389         $      -        $      -         $  3,389
Interest Expense                              (1,683)               -               -           (1,683)
Depreciation                                  (1,271)               -               -           (1,271)
Taxes, Other than Income                        (258)               -               -             (258)
Other Income / (Expense)                      28,472            2,867           4,325           32,797
                                            --------         --------        --------         --------
Net Income / (Loss) b/4 Income Taxes          28,649            2,867           4,325           32,974
Income Taxes - Benefit / (Expense)                 -                -             (75)             (75)
                                            --------         --------        --------         --------
                                            --------         --------        --------         --------
Net Income / (Loss)                         $ 28,649         $  2,867        $  4,250         $ 32,899
                                            ========         ========        ========         ========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                  Page 5 of 7                       Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                         ASSETS
                         ------
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                                       $      -
ACCOUNTS RECEIVABLE, NET                                                               0
DUE FROM VENDORS, NET                                                                  0
INTERCOMPANY RECEIVABLE                                                           58,402
INVENTORIES                                                                            0
DEFERRED FINANCING                                                                     0
PREPAID INSURANCE                                                                      0
LANDLORD DEPOSITS                                                                      0
REFUNDABLE TAXES                                                                       0
OTHER PREPAIDS                                                                         0
                                                                                --------
TOTAL CURRENT ASSETS                                                              58,402

TOTAL PROPERTY, PLANT & EQUIPMENT                                                      0
LESS: ACCUMULATED DEPRECIATION                                                         0
                                                                                --------
                  PROPERTY, PLANT & EQUIPMENT, NET                                     -

OTHER ASSETS:
NET GOODWILL                                                                           0
LIFE INSURANCE - CSV                                                                   0
PREPAID PENSION                                                                        0
PROFESSIONAL RETAINERS                                                                 0
COLLATERALIZED LETTERS OF CREDIT                                                       0
OTHER                                                                                  0
                                                                                --------
TOTAL OTHER ASSETS                                                                     -
                                                                                --------
TOTAL ASSETS                                                                    $ 58,402
                                                                                ========

                                  Page 6 of 7                       Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                   LIABILITIES & STOCKHOLDERS' EQUITY
                   ----------------------------------
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                                $       -
ACCRUED PAYROLL                                                                         0
ACCRUED PAYROLL TAXES                                                                   0
ACCRUED PROPERTY TAXES                                                                  0
ACCRUED STATE INCOME TAXES                                                             40
ACCRUED PROFESSIONAL FEES                                                               0
ACCRUED RENT/LEASE                                                                      0
ACCRUED INTEREST                                                                        0
RESTRUCTURING / STORE CLOSING RESERVE                                                   0
ACCRUED VACATION                                                                        0
ACCRUED MEDICAL / HOSPITAL                                                              0
ACCRUED CUSTOMER GIFT CARD BALANCES                                                     0
ACCRUED WORKERS COMPENSATION                                                            0
ACCRUED OTHER                                                                           0
                                                                                ---------
                                                                 SUBTOTAL              40

OTHER POST-PETITION LIABILITIES:
INTERCOMPANY LIABILITIES                                                                0
OTHER LIABILITIES                                                                       0
                                                                                ---------
                                                                 SUBTOTAL               0
                                                                                ---------
TOTAL CURRENT LIABILITIES - POST-PETITION                                              40

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                          0
ACCOUNTS PAYABLE - EXPENSE                                                             39
ACCOUNTS PAYABLE - PROPERTY TAXES                                                       0
                                                                                ---------
                                                                 SUBTOTAL              39

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                                   0
ACCRUED PROPERTY TAXES                                                                  0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                    0
OFFICER'S DEFERRED COMPENSATION                                                         0
ACCRUED WORKERS COMPENSATION                                                            0
ACCRUED VACATION                                                                        0
ACCRUED INTEREST                                                                        0
DEBENTURES                                                                              0
MORTGAGES                                                                             692
OTHER LIABILITIES                                                                       0
                                                                                ---------
                                                                 SUBTOTAL             692
                                                                                ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                               731

                                                                                ---------
TOTAL LIABILITIES                                                                     771

STOCKHOLDERS' EQUITY
COMMON STOCK                                                                          400
PAID IN SURPLUS                                                                         0
TREASURY STOCK                                                                          0
RETAINED EARNINGS, BEGINNING                                                       52,981
CURRENT PERIOD EARNINGS                                                             4,250
                                                                 SUBTOTAL          57,631
                                                                                ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                        $  58,402
                                                                                =========

NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                  Page 7 of 7                       Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                            MONTHLY OPERATING REPORT

         File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                         DOCUMENT   EXPLANATION
            REQUIRED DOCUMENTS                FORM NO.   ATTACHED    ATTACHED
-------------------------------------------------------------------------------
Debtor Affirmations                           MOR - 1      Yes
Schedule of Cash Receipts and Disbursements   MOR - 2      Yes
Bank Account Reconciliations                  MOR - 2      Yes
Statement of Operations                       MOR - 3      Yes
Balance Sheet                                 MOR - 4      Yes
Status of Postpetition Taxes                  MOR - 5      N/A
Summary of Unpaid Postpetition Debts          MOR - 5      N/A
Listing of aged accounts payable              MOR - 5      N/A
Schedule of Insurance - Listing of Policies   MOR - 6      N/A

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis.
I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
---------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                     1/6/2004
---------------------------------------                         ----------------
Signature of Authorized Individual                              Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                        Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                             TRUE   FALSE
-------------------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                          X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                 X
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.              X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
---------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                     1/6/2004
---------------------------------------                         ----------------
Signature of Authorized Individual                              Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                  Page 2 of 7                       Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON CREDIT CORP.

                                                                                 CURRENT     CUMULATIVE
                                                                                  MONTH    FILING TO DATE
                                                         BANK ACCOUNTS           ACTUAL        ACTUAL
---------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                        $   -   $   -   $   -   $   -   $   -     $           84

RECEIPTS
INTERNAL TRANSFERS                                   -       -       -       -       -                  -
INTEREST INCOME                                      -       -       -       -       -                  -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                 -       -       -       -       -                  -
ACCOUNTS RECEIVABLE - LOCKBOX                        -       -       -       -       -                  -
RETAIL STORE DEPOSITS                                -       -       -       -       -                  -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                       -                  -
REVOLVER BORROWINGS - FLEET                          -       -       -       -       -                  -
RETURN ITEMS REDEPOSITED                             -       -       -       -       -                  -
MISCELLANEOUS                                        -       -       -       -       -                  -
BANKCARD CASH RECEIPTS                               -       -       -       -       -                  -
EMPLOYEE BENEFIT PLANS                               -       -       -       -       -                  -
   TOTAL RECEIPTS                                $   -   $   -   $   -   $   -   $   -     $            -

DISBURSEMENTS
INTERNAL TRANSFERS                                   -       -       -       -       -                  -
ELECTRONIC PAYROLL TAXES PAYMENTS                    -       -       -       -       -                  -
PAYROLL                                              -       -       -       -       -                  -
PAYMENTS/TRANSFERS TO LIQUIDATORS                    -       -       -       -       -                  -
VENDOR PAYMENTS                                      -       -       -       -       -                  -
ELECTRONIC SALES TAX PAYMENTS                        -       -       -       -       -                  -
RECEIPTS APPLIED TO REVOLVER BALANCE                 -       -       -       -       -                  -
CUSTOMER REFUNDS                                     -       -       -       -       -                  -
EMPLOYEE BENEFIT PLAN PAYMENTS                       -       -       -       -       -                  -
BANK FEES                                            -       -       -       -       -                  -
RETURN ITEMS                                         -       -       -       -       -                  -
MISCELLANEOUS                                        -       -       -       -       -                 84
                                                     -       -       -       -       -                  -
   TOTAL DISBURSEMENTS                           $   -   $   -   $   -   $   -       -                 84

NET CASH FLOW                                    $   -   $   -   $   -   $   -   $   -     $          (84)

CASH - END OF MONTH                              $   -   $   -   $   -   $   -   $   -     $            -

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                      $     -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                          -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                        -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                          $     -

                                   Page 3 of 7                      Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                               BANK RECONCILIATION

JACOBSON CREDIT CORP.

                                      BANK ACCOUNTS              TOTAL
-----------------------------------------------------------------------
BALANCE PER BOOKS           $    -   $    -   $    -   $    -   $     -

Bank Balance                     -        -        -        -         -
Plus: Deposits In Transit        -        -        -        -         -
Less: Outstanding Checks         -        -        -        -         -
Other                            -        -        -        -         -
ADJUSTED BANK BALANCE       $    -   $    -   $    -   $    -   $     -

OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Page 4 of 7           Form MOR - 2(continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                         Period     Month       Fiscal      Cumulative
                                                         Ended      Ended     Year 2003   Filing to date
                                                        02/01/03   11/30/03    to date        Totals
                                                        --------   --------   ---------   --------------
Net Sales                                               $      -   $      -   $       -   $            -
Cost of Goods Sold                                             -          -           -                -
                                                        --------   --------   ---------   --------------
Gross Profit                                                   -          -           -                -
Operating Expenses                                             -          -           -                -
                                                        --------   --------   ---------   --------------
Operating Income / (Loss)                                      -          -           -                -
Interest Expense                                               -          -           -                -
Other Income                                                   -          -           -                -
                                                        --------   --------   ---------   --------------
Net Income / (Loss) b/4 Restructuring Costs and Taxes          -          -           -                -
Reorganization / Liquidation Expenses                         (1)         -          (1)              (2)
Income Taxes - Benefit / (Expense)                             -          -           -                -
                                                        --------   --------   ---------   --------------
                                                        --------   --------   ---------   --------------
Net Income / (Loss)                                     $     (1)  $      -   $      (1)  $           (2)
                                                        ========   ========   =========   ==============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                   Page 5 of 7                      Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                 ASSETS
                 ------
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                  $              -
ACCOUNTS RECEIVABLE, NET                                  0
DUE FROM VENDORS, NET                                     0
INTERCOMPANY RECEIVABLE                               8,522
INVENTORIES                                               0
DEFERRED FINANCING                                        0
PREPAID INSURANCE                                         0
LANDLORD DEPOSITS                                         0
REFUNDABLE TAXES                                          0
OTHER PREPAIDS                                            0
                                           ----------------
TOTAL CURRENT ASSETS                                  8,522

TOTAL PROPERTY, PLANT & EQUIPMENT                         0
LESS: ACCUMULATED DEPRECIATION                            0
                                           ----------------
    PROPERTY, PLANT & EQUIPMENT, NET                      -

OTHER ASSETS:
LIFE INSURANCE - CSV                                      0
EQUITY IN SUBS                                            0
PREPAID PENSION                                           0
PROFESSIONAL RETAINERS                                    0
COLLATERALIZED LETTERS OF CREDIT                          0
OTHER                                                     0
                                           ----------------
TOTAL OTHER ASSETS                                        -
                                           ----------------
TOTAL ASSETS                               $          8,522
                                           ================

                                  Page 6 of 7                        Form MOR -4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: November 1, 2003 to November 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

         LIABILITIES & STOCKHOLDERS' EQUITY
         ----------------------------------
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                        $               -
ACCRUED PAYROLL                                                         0
ACCRUED PAYROLL TAXES                                                   0
ACCRUED PROPERTY TAXES                                                  0
ACCRUED STATE INCOME TAXES                                              0
ACCRUED PROFESSIONAL FEES                                               0
ACCRUED RENT/LEASE                                                      0
ACCRUED INTEREST                                                        0
RESTRUCTURING / STORE CLOSING RESERVE                                   0
ACCRUED VACATION                                                        0
ACCRUED MEDICAL / HOSPITAL                                              0
ACCRUED CUSTOMER GIFT CARD BALANCES                                     0
ACCRUED WORKERS COMPENSATION                                            0
ACCRUED OTHER                                                           0
                                                        -----------------
                                           SUBTOTAL                     0
OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                                0
OTHER LIABILITIES                                                       0
                                                        -----------------
                                           SUBTOTAL                     0
                                                        -----------------
TOTAL CURRENT LIABILITIES - POST-PETITION                               0

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                          0
ACCOUNTS PAYABLE - EXPENSE                                              0
ACCOUNTS PAYABLE - PROPERTY TAXES                                       0
                                                        -----------------
                                           SUBTOTAL                     0
LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                   0
ACCRUED PROPERTY TAXES                                                  0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                    0
ACCRUED WORKERS COMPENSATION                                            0
OFFICER'S DEFERRED COMPENSATION                                         0
ACCRUED VACATION                                                        0
ACCRUED INTEREST                                                        0
DEBENTURES                                                              0
MORTGAGES                                                               0
OTHER LIABILITIES                                                       0
                                                        -----------------
                                           SUBTOTAL                     0
                                                        -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 0
                                                        -----------------
TOTAL LIABILITIES                                                       -

STOCKHOLDERS' EQUITY
COMMON STOCK                                                        1,700
PAID IN SURPLUS                                                         0
TREASURY STOCK                                                          0
RETAINED EARNINGS, BEGINNING                                        6,823
CURRENT PERIOD EARNINGS                                                (1)
                                                        -----------------
                                           SUBTOTAL                 8,522
                                                        -----------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                $           8,522
                                                        =================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                   Page 7 of 7                      Form MOR - 4